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                                                                                                                         EXHIBIT 4.1
                                         INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                                             10,000,000 AUTHORIZED SHARES $.02 PAR VALUE

NUMBER                                                                                                                        SHARES

         CUSIP NO. 00208C 10 3                                       (LOGO) ASI TECHNOLOGY CORPORATION


THIS CERTIFIES THAT                                                                     COUNTERSIGNED:
                                                                                                                     TRANSFER ONLINE
                                                                                  227 Pine Street, Suite 300, Portland, Oregon 97204
                                                                                                                       TRANFER AGENT
                                                                                                           BY:
                                                                                                                AUTHORIZED SIGNATURE

IS THE RECORD HOLDER OF

                                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                     ASI TECHNOLOGY CORPORATION

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
               WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


Dated:
                                                               (SEAL)
                                                     ASI TECHNOLOGY CORPORATION
                                                            INCORPORATED
                                                            JAN. 10, 1931
                                                               NEVADA
/s/ ERIC M. POLS                                                                                                  /s/ JERRY E. POLIS
----------------                                                                                                  ------------------
SECRETARY                                                                                                         PRESIDENT
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